UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2015 (July 21, 2015)

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 21, 2015, First Choice Healthcare Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K/A (the “Form 8-K Amendment 1”) amending the Current Report on Form 8-K that it originally filed on May 11, 2015 (the “Original Form 8-K”).  Exhibit 99.1 of Item 9.01 of the Form 8-K Amendment 1 contained the audited financial statements, including the notes thereto, for The B.A.C.K. Center for the years ended December 31, 2014 and 2013.  Exhibit 99.2 of Item 9.01 of the Form 8-K Amendment 1 contained the unaudited financial statements, including the notes thereto, for the B.A.C.K. Center for the three months ended March 31, 2015 and 2014. Exhibit 99.3 of Item 9.01 of the Form 8-K Amendment 1 contained the unaudited pro forma consolidated balance sheet of the Company as of March 31. 2015, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes thereto, which give effect to The B.A.C.K. Center transaction.

The Company is filing this Current Report on Form 8-K/A in order to correct typographical errors in the Form 8-K Amendment 1 and the Exhibits included therein.  None of the typographical errors were of a material or significant nature.  This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 2.01 — Completion of Acquisition or Disposition of Assets

On May 11, 2015, First Choice Healthcare Solutions, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Current Report”) to report that its newly formed wholly-owned subsidiary, TBC Holdings of Melbourne, Inc. (“TBC Holdings”), entered into an Operating and Control Agreement (the “Agreement”) with Brevard Orthopaedic Spine & Pain Clinic, Inc. (“The B.A.C.K. Center”).

The Current Report is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial statements required by Item 9.01(b). No other amendments to the Current Report are being made by this Amendment No. 1.

Item 9.01 — Financial Statements and Exhibits

(a) Financial Statements of The B.A.C.K. Center

The audited financial statements including the notes thereto for The B.A.C.K. Center for the years ended December 31, 2014 and 2013 and the unaudited financial statements including notes thereto for The B.A.C.K. Center for the three months ended March 31, 2015 and 2014 are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 and the notes thereto, which give effect to The B.A.C.K. Center transaction are attached hereto as Exhibits 99.3 and incorporated herein by reference.

(c) Shell Company Transactions

Not applicable

(d) Exhibits

99.1	Audited financial statements including the notes thereto for The B.A.C.K. Center for the years end December 31, 2014 and 2013.

99.2	Unaudited financial statements including the notes thereto for The B.A.C.K. Center for the three months ended March 31, 2015 and 2014.

99.3	Unaudited pro forma consolidated balance sheet of the Company as of March 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 and the notes thereto, which give effect to The B.A.C.K. Center transaction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: July 30, 2015
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer

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